Other Liabilities	12 Months Ended
Dec. 31, 2024
Other Liabilities Disclosure [Abstract]
Other Liabilities	OTHER LIABILITIES

($ millions)	2024	2023
Employee future benefits (Note 24)	446	527
AROs (Note 3)	249	163
Customer and other deposits	128	168
Stock-based compensation plans (Note 20)	113	82
Manufactured gas plant site remediation (1)	101	94
Derivatives (Note 26)	66	48
Deferred compensation plan (Note 9)	63	54
Operating leases (Note 15)	47	39
Mine reclamation obligations (2)	40	30
Retail energy contract (3)	20	27
Other	41	38
	1,314	1,270
1)    Environmental regulations require Central Hudson to investigate sites at which it or its predecessors once owned and/or operated manufactured gas plants and, if necessary, remediate those sites. Costs are accrued based on the amounts that can be reasonably estimated. Central Hudson has notified its insurers that it intends to seek reimbursement where insurance coverage exists. Differences between actual costs and the associated rate allowances are deferred as a regulatory asset for future recovery (Note 8).
(2)    TEP pays ongoing reclamation costs related to two coal mines that supply generating facilities in which it has an ownership interest but does not operate. Costs are deferred as a regulatory asset and recovered from customers as permitted by the regulator. TEP's share of the reclamation costs is estimated to be $49 million. The present value of the estimated future liability in included in other liabilities.

(3)    FortisAlberta has an agreement with a retail energy provider to act as its default retailer to eligible customers under the regulated retail option. As part of this agreement FortisAlberta received an upfront payment which is being amortized to revenue over the eight year agreement.